UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 23, 2026
Date of Report (date of earliest event reported)
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Innventure, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-42303 (Commission File Number)	93-4440048 (I.R.S. Employer Identification Number)
6900 Tavistock Lakes Blvd, Suite 400 Orlando, Florida 32827
(Address of principal executive offices and zip code)
(321) 209-6787
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INV	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On October 23, 2026, Innventure, Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that, based upon the closing bid price of the Company’s common stock, par value $0.0001 per share (“Common Stock”), for the thirty consecutive business days ended October 22, 2026, the Company no longer satisfies the continued listing requirement to maintain a minimum bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial period of 180 calendar days, or until April 21, 2027 (the “Initial Compliance Period”), to regain compliance by satisfying the Bid Price Requirement for a minimum of ten consecutive business days during the Initial Compliance Period.
If the Company does not regain compliance with the Bid Price Requirement within the Initial Compliance Period, it may be provided an additional compliance period of 180 calendar days (the “Additional Compliance Period”) to regain compliance if it applies to transfer the listing of the Common Stock from the Nasdaq Global Market to the Nasdaq Capital Market. To qualify for the Additional Compliance Period, the Company must satisfy the continued listing requirement for the market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the Bid Price Requirement, based on the Company’s most recent public filings and market information. The Company must also provide written notice to Nasdaq of its intent to cure the deficiency.
The letter does not result in the immediate delisting of the Company’s Common Stock from The Nasdaq Global Market. While the Company is exercising diligent efforts to maintain the listing of its securities on Nasdaq, there can be no assurance that the Company will be able to regain or maintain compliance with the Bid Price Requirement, secure the Additional Compliance Period, or maintain compliance with the other Nasdaq listing requirements.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the Company’s intent or ability to regain compliance with Nasdaq’s Bid Price Requirement, Nasdaq granting the Company any relief from delisting as necessary, and whether the Company can ultimately meet applicable Nasdaq requirements for any such relief. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “will,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements in this Current Report are based on the current assumptions and expectations of future events that are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date hereof. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements are more fully discussed in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”), including the risk factors described under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 30, 2026. Except as required by law, the Company assumes no obligation to update these forward-looking statements or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNVENTURE, INC.

Date: October 23, 2026	By:	/s/ Suzanne Niemeyer
	Name:	Suzanne Niemeyer
	Title:	General Counsel